EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

In connection with Amendment No. 2 to the Annual Report of Sento Corporation (the “Company”) on Form 10-KSB/A for the fiscal year ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anthony J. Sansone, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 2, 2004

/s/ ANTHONY J. SANSONE
Anthony J. Sansone
Chief Financial Officer and Secretary